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                                                                    Exhibit 10.4



                               KARRINGTON HEALTH, INC.

                            REGISTRATION RIGHTS AGREEMENT



                                     May 8, 1996


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                                  TABLE OF CONTENTS
                                  -----------------


Preliminary Statement.......................................................  1

Terms and Conditions........................................................  1

Section 1.    Definitions..................................................   1

Section 2.    Securities Subject to this Agreement.........................   2

Section 3.    Demand Registration..........................................   2

Section 4.    Piggyback Registrations......................................   5

Section 5.    Holdback Agreements..........................................   7

Section 6.    Registration Procedures......................................   8

Section 7.    Registration Expenses........................................  11

Section 8.    Indemnification..............................................  12

Section 9.    Rule 144.....................................................  14

Section 10.   Participation in Underwritten Registrations..................  15

Section 11.   Miscellaneous................................................  15


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                            REGISTRATION RIGHTS AGREEMENT


    REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of May 8, 1996, by and among JMAC, Inc., an Ohio corporation ("JMAC"), Richard R. Slager ("Slager"), Alan B. Satterwhite ("Satterwhite") and Gregory M. Barrows ("Barrows") (JMAC, Slager, Satterwhite and Barrows are collectively referred to herein as the "Investors") and Karrington Health, Inc., an Ohio corporation (the "Company").

                                PRELIMINARY STATEMENT

    Pursuant to a Reorganization Agreement by and among the Investors and the Company dated as of May 8, 1996 (the "Reorganization Agreement"), JMAC has agreed to contribute to the Company all of its shares of JMAC Properties, Inc., an Ohio corporation ("JMAC Properties") (being 100% of the outstanding equity securities of JMAC Properties), in exchange for 2,900,000 Common Shares of the Company, and Slager, Satterwhite and Barrows have agreed to contribute to the Company all of their shares of DevelopMed Associates, Inc., an Ohio corporation ("DMA") (being 100% of the outstanding equity securities of DMA), in exchange for 717,750, 717,750 and 14,500 Common Shares of the Company, respectively. The Investors' agreement to acquire the Common Shares is on the condition that the Company agrees to certain terms and conditions related to the registration of securities of the Company as set forth in this Agreement.

                                 TERMS AND CONDITIONS

    In consideration of the mutual covenants and agreements contained in this Agreement and the Investment Agreement, and intending to be legally bound, the parties hereto agree as follows:

    SECTION 1. DEFINITIONS. As used in this Agreement, the following terms have the meanings indicated below or in the referenced sections of this
Agreement:

    "Common Shares": The Company's Common Shares, as the same may be constituted from time to time.

    "Demand Registration":  As defined in SECTION 3(a) hereof.

    "Exchange Act": The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

    "Initial Public Offering": The first primary offering of Common Shares by the Company registered pursuant to the Securities Act.


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    "Person":  An individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a government entity or any department, agency, or political subdivision thereof.

    "Piggyback Registration":  As defined in SECTION 4(a) hereof.

    "Registrable Securities": The Common Shares of the Company acquired by the Investors from the Company pursuant to the Reorganization Agreement and any additional Common Shares of the Company issued as a stock split, stock dividend or other distribution with respect thereto. A Registrable Security ceases to be a Registrable Security when (i) it is registered under the Securities Act and disposed of in accordance with the registration statement covering it or (ii) it is sold or transferred in accordance with the requirements of Rule 144 (or similar provisions then in effect) promulgated by the SEC under the Securities Act ("Rule 144").

    "Registration Expenses":  As defined in SECTION 7 hereof.

    "SEC":  The United States Securities and Exchange Commission.

    "Securities Act": The Securities Act of 1933, as amended, and the rules and regulations thereunder.

    "Underwritten registration" or "underwritten offering": A registration in which securities of the Company are sold pursuant to a firm commitment underwriting.

    SECTION 2.  SECURITIES SUBJECT TO THIS AGREEMENT.

    (a) HOLDERS OF REGISTRABLE SECURITIES. A Person is deemed to be a holder of Registrable Securities whenever that Person owns, directly or beneficially, or has the right to acquire Registrable Securities, disregarding any legal restrictions upon the exercise of that right.

    (b) MAJORITY OF REGISTRABLE SECURITIES. As used in this Agreement, the term "majority of the Registrable Securities" means 51% or more of the Registrable Securities being registered unless the context indicates that it is 51% or more of the Registrable Securities then issued and outstanding.

    SECTION 3.  DEMAND REGISTRATION.

    (a) REQUESTS FOR REGISTRATION. Subject to the provisions of this SECTION 3, at any time on or after January 1, 1997, the holders of 50% or more of the then


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outstanding Registrable Securities may demand that the Company register all or part of their Registrable Securities under the Securities Act (a "Demand Registration") on Forms S-1, S-2 or S-3 (or similar forms then in effect or such other form as the Company and such holders shall agree) promulgated by the SEC under the Securities Act. Within ten days after receipt of a demand, the Company will notify in writing all holders of Registrable Securities of the demand. Any holder who wants to include his or its Registrable Securities in the Demand Registration must notify the Company within ten business days of receiving the notice of the Demand Registration. Except as provided in this
SECTION 3, the Company will include in all Demand Registrations all Registrable Securities for which the Company receives timely written demands for inclusion. All demands made pursuant to this SECTION 3(a) must specify the number of Registrable Securities to be registered and the intended method of disposing of the Registrable Securities. The Company will not be required to file more than two Demand Registrations pursuant to this Agreement. The Company will not be required to file more than one Demand Registration during any 18 month period and will not be required to keep a Demand Registration effective for more than 90 days.

    (b) FORM OF REGISTRATION. The Demand Registration will be on Form S-3 whenever the Company is permitted to use such form, unless the holders of a majority of the Registrable Securities or the underwriter reasonably request registration on an expanded form. The Company will use its reasonable best efforts to qualify for registration on Form S-3.

    (c) REGISTRATION EXPENSES. The Company will pay all Registration Expenses for two Demand Registrations pursuant to this Agreement.

    (d) SELECTION OF UNDERWRITERS. The holders of a majority of the Registrable Securities requested to be included in the Demand Registration shall select the investment banker(s) and manager(s) that will administer the offering, as long as the investment banker(s) and manager(s) are reasonably satisfactory to the Company, and the Company shall enter into a customary underwriting agreement with those investment banker(s) and manager(s).

    (e) PRIORITY ON DEMAND REGISTRATIONS. If the managing underwriter gives the Company and the holders of the Registrable Securities being registered a written opinion that the number of Registrable Securities requested to be included exceeds the number of securities that can be sold, the Company will include in the registration only the number of Registrable Securities that the underwriters believe can be sold. The number of securities registered shall be allocated pro rata among the holders of the Registrable Securities on the basis of the total number of Registrable Securities requested to be included in the registration. In addition, if the managing underwriter shall advise the Company, in writing or otherwise, that


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an underwriters' over-allotment option, not in excess of 15% of the total offering to be so effected, is necessary or desirable for the marketing of such offering, all Registrable Securities which are to be included in such offering pursuant to this SECTION 3(e) shall be allocated pro rata to the primary portion of such offering and the underwriters' over-allotment portion on the basis of the total number of Registrable Securities requested to be included in the registration.

    (f) DELAY IN FILING. The Company may delay the filing of the registration statement in connection with a Demand Registration for a period of not more than 120 days upon the advice of the investment banker(s) and manager(s) that will administer the offering that a delay is necessary or appropriate under the circumstances. The Company may not use this right to delay more than once during the term of this Agreement.

    (g)  LIMITED PIGGYBACK RIGHT ON DEMAND REGISTRATIONS.

         (1) Whenever the holders of Registrable Securities demand a Demand Registration, the Company may notify in writing the other holders of securities of the same type as the Registrable Securities, that are to be registered not later than the earlier to occur of (i) the 5th day following the Company's receipt of notice of exercise of the Demand Registration right or (ii) 45 days prior to the anticipated filing date.

         (2) The Company may include securities of the same type and class of other holders in the Demand Registration, unless the managing underwriter gives the Company its written opinion that a portion of the total number or dollar amount of securities requested to be included cannot be sold. If the number or dollar amount of securities requested to be sold exceeds the amount that in the opinion of the managing underwriter can be sold, the Company will include in the registration: (i) first, all Registrable Securities; and (ii) second, up to the full number or dollar amount of securities requested to be included in the registration in excess of the number or dollar amount of Registrable Securities to be registered (allocated pro rata among the holders of the securities in such proportions as the Company and those holders may agree). In the event that the managing underwriter advises the Company that an underwriters' over-allotment option is necessary or advisable, the preceding priority shall apply to the determination of which securities are to be included in the primary portion of such registration.


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         (3)    The holders of securities (including the Company) other than
    Registrable Securities to be registered pursuant to this SECTION 3(g) shall enter into the same agreement with the managing underwriter as do the holders of the Registrable Securities, which agreement may contain or require, if so determined by the managing underwriter, provisions or agreements requiring the holders of Registrable Securities and/or such other holders to deliver the Registrable Securities or other securities to be so registered to the managing underwriter pursuant to an escrow arrangement and to deliver powers of attorney on behalf of such holders.

         (4) If any of the holders of any other securities of the Company register those securities in a Demand Registration in accordance with this
    SECTION 3(g), those holders shall pay the fees and expenses of their counsel and their pro rata share of the Registration Expenses not paid by the Company for any reason.

    SECTION 4.  PIGGYBACK REGISTRATIONS.

    (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (except for the registration of securities to be offered pursuant to an employee benefit plan on Form S-8, pursuant to a registration made on Form S-4 or any successor forms then in effect) at any time other than pursuant to a Demand Registration and the registration form to be used may be used for the registration of the Registrable Securities (a "Piggyback Registration"), it will so notify in writing all holders of Registrable Securities not later than the earlier to occur of (i) the 5th day following the Company's receipt of notice of exercise of other demand registration rights, or (ii) 30 days prior to the anticipated filing date. Subject to the provisions of SECTIONS 4(c) and 4(d), the Company will include in the Piggyback Registration all Registrable Securities, on a pro rata basis based upon the total number of outstanding Common Shares on a fully diluted basis, with respect to which the Company has received written requests for inclusion within 15 business days after the applicable holder's receipt of the Company's
notice.   Such Registrable Securities may be made subject to an underwriters'
over-allotment option, if so requested by the managing underwriter. The holders of Registrable Securities may withdraw all or any part of the Registrable Securities from a Piggyback Registration at any time before ten business days
prior to the effective date of the Piggyback Registration.   The Company, the
holders of Registrable Securities and any Person who hereafter becomes entitled to register its securities in a registration initiated by the Company must sell their securities on the same terms and conditions. A registration of Registrable Securities pursuant to this SECTION 4 shall not be counted as a Demand Registration under SECTION 3.


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    (b)  PIGGYBACK EXPENSES.  The Company shall pay for the holders of the
Registrable Securities included in a Piggyback Registration all Registration Expenses of those holders (except to the extent prohibited by applicable state securities laws).

    (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriter gives the Company its written opinion that the total number or dollar amount of securities requested to be included in the registration exceeds the number or dollar amount of securities that can be sold, the Company will include the securities in the registration in the following order of priority: first, all securities the Company proposes to sell; second, up to the full number or dollar amount of Registrable Securities requested to be included in the registration (allocated pro rata among the holders of Registrable Securities on the basis of the dollar amount or number of Registrable Securities requested to be included, as the case may be); and third, any other securities (provided they are of the same class as the securities sold by the Company) requested to be included, allocated among the holders of the securities in such proportions as the Company and those holders may agree. In the event that the managing underwriter advises the Company that an underwriters' over-allotment option is necessary or advisable, the preceding priority shall apply to the determination of which securities are to be included in the primary portion of such registration.

    (d)  PRIORITY ON SECONDARY REGISTRATIONS.  If a Piggyback Registration is
an underwritten secondary registration on behalf of holders of the Company's securities who hereafter obtain registration rights from the Company in accordance with SECTION 11(i), and the managing underwriter gives the Company its written opinion that the dollar amount or number of securities requested to be included in the registration exceeds the dollar amount or number of securities that can be sold, the Company will include in the registration: (1) to the extent of 50% of the number or dollar amount of securities other than Registrable Securities that in the underwriter's opinion can be sold, the securities requested to be included in the registration, allocated among the holders of those securities in such proportions as the Company and those holders may agree; and (2) to the extent of the balance, the Registrable Securities requested to be included, allocated pro rata among the holders of Registrable Securities on the basis of the dollar amount or number of securities (as the case may be) requested to be included. If after including all of the Registrable Securities the underwriters determine that there are additional securities that can be sold, then securities other than Registrable Securities may be added to the registration. In the event that the managing underwriter advises the Company that an underwriters' over-allotment option is necessary or advisable, the preceding priority shall apply to the determination of which securities are to be included in the primary portion of such registration.


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    (e)  SELECTION OF UNDERWRITERS.  If any Piggyback Registration is an
underwritten offering, the Company will select the investment banker(s) and manager(s) that will administer the offering, as long as the investment banker(s) and manager(s) are reasonably satisfactory to the holders of a majority of the Registrable Securities, and shall enter into a customary underwriting agreement with the investment banker(s) and manager(s).

    (f) OTHER REGISTRATIONS. The Company agrees that after filing a registration statement with respect to Registrable Securities pursuant to
SECTION 3 or this SECTION 4 that has not been withdrawn or abandoned, the Company will not register any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act, whether on its own behalf or at the request of any holder of those securities until at least three months have elapsed from the effective date of the previous registration, and the parties hereto agree that the Company will not be required to effect any such registration notwithstanding the other provisions of this Agreement. This three-month hiatus does not apply to registrations of securities to be issued in connection with employee benefit plans, to permit exercise or conversions of previously issued options, warrants, or other convertible securities, or in connection with a Demand Registration.

    SECTION 5.  HOLDBACK AGREEMENTS.

    (a) RESTRICTIONS ON PUBLIC SALE BY SECURITIES HOLDERS. Each holder of Registrable Securities whose securities are included in a registration statement agrees not to make any public sale or distribution of equity securities of the Company (except as part of the underwritten registration or pursuant to registration on Form S-8 or any successor form), including a sale pursuant to Rule 144, during the seven days prior to and the 180 days after the effective date of such registration statement unless the managing underwriters agree otherwise.

    (b) RESTRICTIONS ON PUBLIC SALE BY THE COMPANY AND OTHERS. The Company agrees not to make any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, including a sale under Regulation D under the Securities Act or under any other exemption of the Securities Act (except as part of the underwritten registration or pursuant to registrations on Forms S-8 or S-4 or any successor form), during the seven days prior to and the 180 days after the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration unless the managing underwriters agree otherwise. The Company also agrees to use reasonable efforts to cause each holder of at least 5% (on a fully-diluted basis) of its equity securities (other than Registrable Securities) or any securities convertible


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into or exchangeable or exercisable for its equity securities (other than
Registrable Securities), purchased from the Company at any time on or after the date of this Agreement (other than in a registered public offering) to agree not to make any public sale or distribution of those securities, including a sale pursuant to Rule 144 (except as part of the underwritten registration, if permitted), during the seven days prior to and the 180 days after the effective date of the registration unless the managing underwriter agrees otherwise.

    SECTION 6.  REGISTRATION PROCEDURES.

    (a) Whenever the holders of Registrable Securities request the registration of any Registrable Securities pursuant to this Agreement, the Company shall use its best efforts to register and to permit the sale of the Registrable Securities in accordance with the intended method of disposition. To carry out this obligation, the Company shall, as expeditiously as possible:

         (1) prepare a registration statement on the appropriate form; at least ten days before filing a registration statement or prospectus or at least three business days before filing any amendments or supplements thereto including Registrable Securities, furnish to the counsel for the holders of a majority of the Registrable Securities being registered copies of all documents proposed to be filed for that counsel's review and approval, which approval shall not be unreasonably withheld or delayed; file the registration statement with the SEC and use its best efforts to cause the registration statement to become effective;

         (2) notify immediately each seller of Registrable Securities of any stop order threatened or issued by the SEC and take all actions reasonably required to prevent the entry of a stop order or if entered to have it rescinded or otherwise removed;

         (3) prepare and file with the SEC such amendments and supplements to the registration statement and the corresponding prospectus necessary to keep the registration statement effective for 90 days or such shorter period as may be required to sell all Registrable Securities covered by the registration statement; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the registration statement during each period in accordance with the sellers' intended methods of disposition as set forth in the registration statement;

         (4) furnish to each seller of Registrable Securities a sufficient number of copies of the registration statement, each amendment and


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    supplement thereto (in each case including all exhibits), the corresponding prospectus (including each preliminary prospectus), and such other documents as a seller may reasonably request to facilitate the disposition of the seller's Registrable Securities;

         (5) use its best efforts to register or qualify the Registrable Securities under securities or blue sky laws of jurisdictions in the United States of America as any seller requests and will do any and all other reasonable acts and things that may be necessary or advisable to enable the seller to consummate the disposition of the seller's Registrable Securities in such jurisdictions; PROVIDED, HOWEVER, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified to file any general consent to service or process;

         (6) notify each seller of Registrable Securities, at any time when a prospectus is required to be delivered under the Securities Act, of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading, and will prepare a supplement or amendment to the prospectus or any such document incorporated therein by reference so that thereafter the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

         (7) cause all registered Registrable Securities to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed;

         (8) provide an institutional transfer agent and registrar and a CUSIP number for all Registrable Securities on or before the effective date of the registration statement;

         (9) enter into such customary agreements (including an underwriting agreement in customary form) and take all other actions in connection with those agreements as the holders of the Registrable Securities being registered or the underwriters, if any, reasonably request to expedite or facilitate the disposition of the Registrable Securities;

         (10) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant


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    to the registration statement, and any attorney, accountant, or other agent of any seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information requested by any seller, underwriter, attorney, accountant or agent in connection with the registration statement; provided that an appropriate confidentiality agreement is executed by any such seller, underwriter, attorney, accountant or other agent;

         (11) in connection with any underwritten offering, obtain a "comfort" letter from the Company's independent public accountants in customary form and covering those matters customarily covered by "comfort" letters as the holders of the Registrable Securities being registered or the managing underwriter reasonably requests (and the letter shall be addressed to holders of the Registrable Securities, the Company and the underwriters);

         (12) furnish, at the request of any holder of Registrable Securities being registered, an opinion of the counsel representing the Company for the purposes of the registration, in the form and substance customarily given to underwriters in an underwritten public offering and reasonably satisfactory to the counsel representing the holders of Registrable Securities being registered, addressed to the underwriters, if any, and to the holders of Registrable Securities being registered; and

         (13) use its best efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement complying with the provisions of Section 11(a) of the Securities Act and covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement.

    (b) From time to time, the Company may require each seller of Registrable Securities subject to the registration to furnish to the Company information regarding the distribution of the securities subject to the registration.

    (c) Each holder of Registrable Securities agrees by acquisition of those securities that, upon receipt of any notice from the Company of any event of the kind described in SECTION 6(a)(6), the holder will discontinue disposition of Registrable Securities until the holder receives copies of the supplemented or amended prospectus contemplated by SECTION 6(a)(6). In addition, if the Company requests,


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the holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the holder's possession, of the prospectus covering the Registrable Securities current at the time of receipt of the notice. If the Company gives any such notice, the time period mentioned in
SECTION 6(A)(3) shall be extended by the number of days elapsing between the date of notice and the date that each seller receives the copies of the supplemented or amended prospectus contemplated by SECTION 6(a)(3).

    (d) Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, those holders shall notify the Company, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event, which as to any holder of Registrable Securities is (i) to his or its respective knowledge and (ii) uniquely within his or its respective knowledge and (iii) solely as to matters concerning that holder of the Registrable Securities, as a result of which the prospectus included in the registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading.

    SECTION 7.  REGISTRATION EXPENSES.

    (a) All Registration Expenses incident to the Company's performance of or compliance with this Agreement shall be paid as provided in this Agreement. The term "Registration Expenses" includes without limitation all registration filing fees, professional fees and other expenses of compliance with federal, state and other securities laws (including fees and disbursements of counsel for the underwriters in connection with state or other securities law qualifications and registrations), printing expenses, messenger, telephone and delivery expenses; reasonable fees and disbursements of counsel for the Company and for one counsel for the sellers of the Registrable Securities (subject to the provisions of SECTION 7(b)); reasonable fees and disbursements of all independent certified public accountants (including the expenses of any audit or "comfort" letters required by or incident to performance of the obligations contemplated by this Agreement); fees and expenses of the underwriters (excluding discounts and commissions); fees and expenses of any special experts retained by the Company at the request of the managing underwriters in connection with the registration; and fees and expenses of other Persons retained by the Company in connection with the registration. The term "Registration Expenses" does not include the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, all of which shall be paid by the Company.


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    (b)  In connection with each registration for which the Company is required to pay the Registration Expenses of the holders of Registrable Securities, the Company will promptly reimburse those holders for the reasonable fees and disbursements of one law firm, selected by the holders of a majority of the Registrable Securities, to serve as counsel to all the holders.

    (c) To the extent the Company is not required to pay Registration Expenses, each holder of securities included in any registration will pay those Registration Expenses allocable to the holder's securities so included, and any Registration Expenses not allocable will be borne by all sellers in proportion to the number of securities each registers.

    SECTION 8.  INDEMNIFICATION.

    (a) INDEMNIFICATION BY COMPANY. In the event of any registration of Registrable Securities under the Securities Act pursuant to this Agreement, to the full extent permitted by law, the Company agrees to indemnify each holder of Registrable Securities, its officers and directors, and each Person who controls the holder (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or allegedly untrue statement of material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent the untrue statement or omission resulted from information that the holder furnished in writing to the Company expressly for use therein, or caused by the holder's failure to deliver information required to be included therein or by the holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto to any purchaser after the Company has furnished the holder with a sufficient number of copies of the relevant documents. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, the Company will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act and the Exchange Act), to the extent customary in such agreements.

    (b) INDEMNIFICATION BY HOLDERS OF SECURITIES. In connection with any registration statement, each participating holder of Registrable Securities will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any registration statement or prospectus, and each holder agrees to indemnify, to the extent permitted by law, the


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Company, its directors and officers, and each Person who controls the Company
(within the meaning of the Securities Act and the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or allegedly untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto necessary to make the statements therein not misleading, but only to the extent that the untrue statement or omission is contained in or omitted from any information or affidavit the holder furnished in writing, or resulting from the holder's failure to deliver information required to be included therein or to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto to any purchaser after the Company has furnished the holder with a sufficient number of copies of the relevant documents.

    (c) INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification under this Agreement will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in the indemnified party's reasonable judgment a conflict of interest may exist between the indemnified and indemnifying parties with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party. If the indemnifying party does not assume the defense, the indemnifying party will not be liable for any settlement made without its consent (but that consent may not be unreasonably withheld).
No indemnifying party will consent to entry of any judgment or will enter into any settlement that does not include as an unconditional term the claimant's or plaintiff's release of the indemnified party from all liability concerning the claim or litigation. An indemnifying party who is not entitled to or elects not to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between the indemnified party and any other indemnified party with respect to the claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of additional counsel.

    (d)  CONTRIBUTION.  If the indemnification provided for in SECTION 8(a) or
(b) is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company and the participating holders of Registrable Securities in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the participating holders of Registrable Securities shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the participating holders of Registrable Securities and the parties' relative intent and knowledge.

    The parties hereto agree that it would not be just and equitable if contribution pursuant this SECTION 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding anything herein to the contrary, no participating holder of Registrable Securities shall be required to contribute any amount in excess of the amount by which the net proceeds of the offering (before deducting expenses, if any) received by such participating holder exceeds the amount of any damages that such participating holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled contribution from any person who was not guilty of such fraudulent misrepresentation.

    SECTION 9.  RULE 144.

    (a) If the Company files a registration statement pursuant to the requirements of the Securities Act or Section 12 of the Exchange Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any holder of Registrable Securities reasonably may request, all to the extent required from time to time, to enable the holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act as amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to the holder a written statement as to whether it has complied with the requirements of Rule 144 or any successor rule.

    (b) If any proposed sale of Registrable Securities may be effected by the holders thereof pursuant to Rule 144(k) without any adverse effect on the proposed sale, including without limitation the contemplated sale price or the quantity of Registrable Securities to be sold, then the holders of the Registrable Securities covenant to rely upon Rule 144(k) in the sale thereof in lieu of requesting a Demand Registration; PROVIDED, HOWEVER, the holders of Registrable Securities shall not be obligated to take any action so that they are eligible to use or rely upon Rule 144(k) in connection with any sale or distribution.

    SECTION 10. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any underwritten registration without (a) agreeing to sell securities on the basis provided in underwriting arrangements approved by the persons entitled hereunder to approve such arrangements (the holders of the Registrable Securities in a Demand Registration pursuant to SECTION 3(d) and the Company in a piggyback registration pursuant to SECTION 4(e)), and (b) completing and executing all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required by the underwriting arrangements.

    SECTION 11.  MISCELLANEOUS.

    (a) AMENDMENT. This Agreement may be amended or modified only by a written agreement executed by the Company and the holders of a majority of the Registrable Securities then issued and outstanding.

    (b) ATTORNEYS' FEES. In any legal action or proceeding brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover all reasonable expenses, charges, court costs and attorneys' fees in addition to any other available remedy at law or in equity.

    (c) BENEFIT OF PARTIES; ASSIGNMENT. All of the terms and provisions of this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and assigns, including without limitation all subsequent holders of Registrable Securities entitled to the benefits of this Agreement who agree in writing to become bound by the terms of this Agreement; PROVIDED, HOWEVER, the Company may not transfer or assign its rights or obligations under this Agreement.

    (d) CAPTIONS. The captions of the sections and subsections of this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any provision of this Agreement.

    (e) COOPERATION. The parties agree that after execution of this Agreement they will from time to time, upon the request of any other party and without further consideration, execute, acknowledge and deliver in proper form any further instruments and take such other action as any other party may reasonably require to carry out effectively the intent of this Agreement.

    (f) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

    (g) ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to the subject matter of this Agreement. There are no promises, covenants or undertakings other than those expressly set forth or provided for in this Agreement.

    (h) GOVERNING LAW AND CHOICE OF FORUM. The internal law of the State of Ohio will govern the interpretation, construction and enforcement of this Agreement and all transactions and agreements contemplated hereby, notwithstanding any state's choice of law rules to the contrary. Any litigation related to this Agreement may be maintained only in the federal district court for the Southern District of Ohio, Columbus Division (or any successor jurisdiction) or in an Ohio state court in Franklin County, and each party hereby irrevocably consents and submits in the jurisdiction of that federal or state court and irrevocably waives any objection the party may have based upon improper venue, FORUM NON CONVENIENS or other similar doctrines or rules.

    (i) NO INCONSISTENT AGREEMENTS. Except with the prior written consent of the holders of a majority of the Registrable Securities then issued and outstanding, the Company will not enter into any agreement with respect to its securities that shall grant to any Person registration rights that in any way conflict with, or have priority over, the rights provided under this Agreement.

    (j) NOTICES. All notices, requests, demands or other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and delivery shall be deemed sufficient in all respects and to have been duly given on the date of service if delivered personally to the party to whom notice is to be given, or on the third day after mailing if mailed by first class mail - return receipt requested, postage prepaid, and properly addressed to the addresses set forth in the Investment Agreement or to such other address(es) as the respective parties hereto shall from time to time designate to the other(s) in writing.

    (k) SPECIFIC PERFORMANCE. Each of the parties agrees that damages for a breach of or default under this Agreement would be inadequate and that in addition to all other remedies available at law or in equity the parties and their successors and assigns shall be entitled to specific performance or injunctive relief, or both, in the event of a breach or a threatened breach of this Agreement.

    (l) VALIDITY OF PROVISIONS. Should any part of this Agreement for any reason be declared by any court of competent jurisdiction to be invalid, that decision shall not affect the validity of the remaining portion, which shall continue in full force and effect as if this Agreement had been executed with the invalid portion eliminated, it being the intent of the parties that they would have executed the remaining portion of the Agreement without including any part or portion that may for any reason be declared invalid.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.


                                  KARRINGTON HEALTH, INC.


                                  By /s/Alan B. Satterwhite
                                     ------------------------------
                                        Alan B. Satterwhite
                                        Chief Operating Officer and
                                        Chief Financial Officer


                                  JMAC, INC.


                                  By /s/Michael H. Thomas
                                     -------------------------------
                                        Michael H. Thomas
                                        Executive Vice President and Treasurer


                                  /s/Richard R. Slager
                                  -------------------------------
                                     Richard R. Slager


                                  /s/Alan B. Satterwhite
                                  -------------------------------
                                     Alan B. Satterwhite


                                  /s/Gregory M. Barrows
                                  -------------------------------
                                     Gregory M. Barrows